UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549
_____________
Form 8-K
_____________

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

November 3, 2009

Date of Report (Date of earliest event reported)

__________________________________

NORTHWEST NATURAL GAS COMPANY

(Exact name of registrant as specified in its charter)
__________________________________

Commission File No. 1-15973

                      Oregon                                                                                                                         93-0256722
              (State or other jurisdiction of                                                                                                     (I.R.S. Employer
              incorporation or organization)                                                                                                    Identification No.)

220 N.W. Second Avenue, Portland, Oregon 97209
(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, including area code:  (503) 226-4211
__________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operation and Financial Condition

On November 3, 2009, Northwest Natural Gas Company (NW Natural) issued a press release announcing its earnings for the quarter ended September 30, 2009. A copy of the press release is attached as Exhibit 99.1.

The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of NW Natural, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report, including the exhibit hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

Forward Looking Statements

This report and other presentations made by NW Natural from time to time may contain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events, commodity costs, customer rates, depreciation rates, workforce levels, performance, regulatory actions, earnings expectations, expected dividend payout ratios, and other statements that are other than statements of historical facts. The company's expectations, beliefs and projections are expressed in good faith and are believed to have a reasonable basis. However, each such forward-looking statement involves uncertainties and is qualified in its entirety by reference to the factors described in Part I, “Forward-Looking Statements”; Part I, Item 1A, "Risk Factors"; and Part II, Item 7A, “Quantitative and Qualitative Disclosures about Market Risk” in the company's most recent Annual Report on Form 10-K and in Part I, “Forward-Looking Statements”; Part I, Item 3, “Quantitative and Qualitative Disclosures about Market Risk”; and Part II, Item 1A “Risk Factors” in the company’s most recent quarterly report issued after the last Annual Report on Form 10-K, that could cause the actual results of the company to differ materially from those projected in such forward-looking statements.

All subsequent forward-looking statements, whether written or oral and whether made by or on behalf of the company, also are expressly qualified by these cautionary statements. Any forward-looking statement speaks only as of the date on which such statement is made, and the company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time and it is not possible for the company to predict all such factors, nor can it assess the impact of each such factor or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being furnished pursuant to Item 2.02 herein.
Exhibit	Description

99.1	Press Release of Northwest Natural Gas Company issued November 3, 2009 (furnished and not filed).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  NORTHWEST NATURAL GAS COMPANY
                     (Registrant)

Dated:  November 3, 2009                                  /s/ David H. Anderson
                     Senior Vice President and
                     Chief Financial Officer

EXHIBIT INDEX

Exhibits             Description

99.1	Press Release of Northwest Natural Gas Company issued November 3, 2009 (furnished and not filed).